SAFE HARBOR FINANCIAL



The U.S. Cannabis Industry's Financial Services Platform

December 2024 Investor Presentation
NASDAQ:SHFS

Disclaimers

NOTICE TO RECIPIENTS

This presentation (this "Presentation") has been prepared solely for general informational purposes by SHF Holdings, Inc. (the "Company," "we," "us" or "our"). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient's evaluation of the Company.

Investment in any securities of the Company has not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has any authority passed upon or endorsed the merits of an investment in the Company or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Company's securities are not and will not be deposits of any insured financial institution and are not insured by the National Credit Union Share Insurance Fund or the Federal Deposit Insurance Corporation. This Presentation is not an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful. The Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment. The information contained herein does not purport to be all-inclusive or to contain all of the information that a prospective investor may desire. The Company has not authorized any other person to provide information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements with respect to trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to the Company's services, the Company's growth prospects and the Company's market size, the Company's projected financial and operational performance, including relative to its competitors, new product and service offerings the Company may introduce in the future, implied enterprise value, the Company's business relationships, performance, and business generally, the outcome of any legal proceedings that may be instituted against the Company, the ability to maintain the listing of the Company's securities on the Nasdaq Capital Market, the price of the Company's securities, including volatility resulting from changes in the competitive and highly regulated industry in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company's business and changes in the Company's capital structure, the ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities, and other statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to risk factors disclosed in the Company's reports filed with the SEC from time to time, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk of an economic downturn or recession in the Company's market areas; (ii) the risk that the Company is not able to expand its business operations as planned; (iii) the outcome of any legal proceedings that may be instituted against the Company; (iv) the ability to maintain the listing of the Company's securities on The Nasdaq Capital Market; (v) that the trading prices of the Company's securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company's business; (vi) the impact of dilution resulting from exercises of the Company's outstanding warrants or conversion of the Company's outstanding convertible preferred stock and changes in the Company's capital structure; (viii) the Company's ability to implement its business plans, forecasts, and other expectations and realize additional opportunities; (ix) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Company's operations; (x) the risk that the Company's and its current and future collaborators are unable to successfully develop and commercialize the Company's products or services, or experience significant delays in doing so; (xi) the risk that the Company may not achieve or sustain profitability; (xii) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xiii) the risk that the Company experiences difficulties in managing its growth and expanding operations; and (xiv) regulations and laws affecting cannabis related businesses.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company or the date of such information in the case of information from persons other than the Company, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Company's industry and markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Disclaimers

HISTORICAL FINANCIAL INFORMATION OF SAFE HARBOR FINANCIAL

The historical financial information regarding the Company contained in this Presentation has been taken from or prepared based on historical financial statements, which initially resulted from carved-out operations of Partner Colorado Credit Union ("PCCU") in 2022.

USE OF PROJECTIONS

The financial, operational, industry and market projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's control. While all financial, operational, industry and market projections, estimates and targets are necessarily speculative, the Company believes that the presentation of prospective financial, operational, industry and market information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. These projections, estimates and targets are subject to a broad range of significant risks and uncertainties that could cause actual results to differ materially and adversely from those contained in the projections, estimates and targets, including the risks and uncertainties described above under "Cautionary Statement Regarding Forward-Looking Statements." The inclusion of any projections, estimates and targets in this Presentation is not an indication that the Company or any of its affiliates, control persons, officers, directors, managers, employees, representatives or advisors considered or consider such projections, estimates and targets to be a reliable prediction of future events.

INDUSTRY AND MARKET DATA

This Presentation contains certain information concerning the Company's services and industry, including market size and anticipated growth rates, that are based on industry surveys and publications or other publicly available information, and the Company's internal sources. This information involves many assumptions and limitations. Accordingly, there can be no guarantee as to the accuracy or reliability of such assumptions. You are cautioned not to give undue weight to this information. No representations are made as to the reasonableness of the assumptions made in such information, the accuracy or completeness of any projections or modeling in such information, or the accuracy or completeness of any other information contained herein. Any data or information about past performance contained herein are not an indication as to future performance. Neither the Company nor any of its affiliates, control persons, officers, directors, managers, employees, representatives or advisors have independently verified the accuracy or completeness of such third-party information. In addition, projections, assumptions, estimates, targets and trends of the future performance of the industry in which the Company operates, and its future performance, are necessarily subject to uncertainty and risks, including those described above. These and other factors could cause the actual results to differ materially and adversely from any projections, assumptions, estimates, targets and trends described in such third-party information. Neither the Company nor any its affiliates, control persons, officers, directors, managers, employees, representatives or advisors assume any obligation to update the information included in this Presentation.

NON-GAAP FINANCIAL MEASURES

In addition to financial information presented in accordance with GAAP, this presentation includes non-GAAP gross profit, non-GAAP net loss, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP operating expense, and Free Cash Flow, each of which is a non-GAAP financial measure. These are key measures used by our management to help us analyze our financial results, establish budgets and operational goals for managing our business, evaluate our performance, and make strategic decisions. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. In addition, we believe these measures are useful for period-to-period comparisons of our business. We also believe that the presentation of these non-GAAP financial measures provides an additional tool for investors to use in comparing our core business and results of operations over multiple periods with other companies in our industry, many of which present similar non-GAAP financial measures to investors, and to analyze our cash performance. However, the non-GAAP financial measures presented may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. These non-GAAP financial measures are presented for supplemental informational purposes only and should not be considered as a substitute for or in isolation from financial information presented in accordance with GAAP. These non-GAAP financial measures have limitations as analytical tools. Please see the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures historical periods. Reconciliations are not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses that may be incurred in the future.

What We Do

Safe Harbor is a fintech platform with a stellar, 9-year track record of facilitating traditional banking and lending services to the US cannabis industry through our network of financial institution clients.

Who We Are

The first Nasdaq listed company with compliant cannabis finance infrastructure

- Expertise in cannabis banking and lending leveraging a proprietary fintech platform
- Leadership and expert position in an underserved market with high barriers to entry and regulatory oversight
- National footprint in 41 states facilitating more than US $23.6 billion in deposit activity
- Expansion may be possible through growth opportunities, merger and acquisition, commercial lending, and cannabis industry consolidation

The U.S. Cannabis Industry is Growing

74%
of Americans live in a state where cannabis is legal[1]

70%
of Americans support full federal legalization[2]

12.10%
CAGR projected in the US cannabis market from 2024-2030[3]



Projected Sales – Billions4
$30.00
$38.40
$49.70
$56.90
2022
2024
2026
2028

LEGALIZATION[5]

40 States
Medical-use legal

24 States
Adult-use legal

4 States
Proposing Legislation[6]

1. https://www.forbes.com/sites/dariosabaghi/2024/03/05/74-of-americans-live-in-a-legal-marijuana-state-research-finds/?sh=f4564736f215
2. https://news.gallup.com/poll/514007/grassroots-support-legalizing-marijuana-hits-record.aspx#:~:text=Seventy%20percent%20of%20U.S.%20adults,of%20Americans%20were%20in%20favor.
3. U.S. Cannabis Market Size & Share | Industry Report, 2030
4. https://mjbizdaily.com/us-cannabis-sales-estimates/
5. https://mjbizdaily.com/map-of-us-marijuana-legalization-by-state/
6. These Four States are Set to Legalize Marijuana in 2025

Many traditional financial institutions will not bank Cannabis-Related Businesses (CRBs)

High risk & high barriers to entry

- **No Safe Harbor**: Potential for prosecution for providing CRBs with financial services
- **Illegal status**: Conflicting state and federal laws regarding legalization
- **High barriers to entry**: Pending/proposed legislation may not change the cannabis banking environment
  - **Bank Secrecy Act**: Complex legal compliance obligations and fear of non-compliance resulting in severe fines, **high** compliance costs
  - **High-risk market**: Like Money Service Businesses (MSBs), CRBs deemed high-risk due to cash-intensive nature of business and black-market history
  - **Complex industry**: State-by-state cannabis regulations resulting in complex corporate structures
- **Lack of standards**: Various 2014 FinCEN interpretations and inconsistent examination standards

Proven & compliant cannabis finance infrastructure


MONTHLY COMPLIANCE, DEPOSITORY &
TRANSACTION FEES, INVESTMENT & LOAN INCOME
ONBOARDING
FEES
Cannabis
Related
Business
Proprietary Safe
Harbor Onboarding,
Service & Compliance
Platform
Proprietary
Fintech Platform
Bank integration
layer
Incoming
Financial
Transactions
Outgoing
Financial
Transactions
Financial
System
Access
FEE SHARE AGREEMENT WITH BANK

All banking activities are processed by Safe Harbor's financial institution partners.

Net Income[1,2,3]


Net Income
$2,486,234
$2,049,676
941,527
353,817
3Q23
4Q23
1Q24
2Q24
3Q24
$(748,067)


Net Income '23 v '24 thru Q3
$3,345,020
2023
2024
$(19,766,081)

1. The Company recorded an approximately $17 million impairment charge to long-lived intangible assets and goodwill in 2Q2023.
2. A strategic shift in the fourth quarter of 2023 led us to apply earned interest to the aggregate daily average balance of SHF customer deposits, with certain exclusions. This method, applied retroactively from the beginning of 2023, resulted in incremental revenue of $549,000 recognized in the fourth quarter or 2023.
3. In 4Q23, upon modifying the Abaca merger agreement, we recognized a favorable Other Income contribution of approximately $4.5 million.

Expense Management[1]



Run-Rate Expense
$3,291,292
$3,179,139
$2,986,812
$3,087,693
$2,749,753
3Q23
4Q23
1Q24
2Q24
3Q24



Run Rate Expense '23 v '24 thru Q3
$11,142,065
-21%%
$8,824,258
2023
2024

1. Run-rate expenses are a non-GAAP metric, intended to capture ordinary operating expenses and excludes certain one-time charges and expenses, such as impairment charges, changes in value of warrant liabilities and embedded derivatives. A reconciliation to As Reported Operating Expense is provided in the appendix.

Adjusted EBITDA[1, 2]



Adjusted EBITDA
$1,053,113
$1,312,996
$1,087,360
$973,642
$764,285
3Q23
4Q23
1Q24
2Q24
3Q24



Adjusted EBITA '23 v '24 thru Q3
$2,313,415
$2,825,287
+22%
2023
2024

1. Adjusted EBITDA is a non-GAAP measurement. A reconciliation to as reported Net Income is in the appendix.
2. A strategic shift in the fourth quarter of 2023 led us to apply earned interest to the aggregate daily average balance of SHF customer deposits, with certain exclusions. This method, applied retroactively from the beginning of 2023, resulted in incremental revenue of $549,000 recognized in the fourth quarter.

Interest Income & Credit Growth


Q3 ' 23 v. Q3 '24 Credit Portfolio
$41,361,636
+33%
$54,832,395
Q3 2023
Q3 2024


Q3 '23 v. Q3 '24 Interest Income
$906,213
+48%
$1,341,501
Q3 2023
Q3 2024


Interest Income
$906,213
$995,097
$1,636,756
$1,836,092
$1,341,501
3Q23
4Q23
1Q24
2Q24
3Q24

Revenue Composition by %



Q3 2023 - $ 4,325,662
21%
52%
27%
Q3 2024 - $ 3,463,400
39%
47%
14%
Deposit activity fees
Loan interest income and fees
Investment income

Scaling Revenue

Present Revenue Streams

- Investment Income on Deposits
- Lending Fees for
  - Origination
  - Loan Interest Income
  - Loan Servicing
- Deposit Account/Compliance/Onboarding Fees
- Transaction Fees (3rd Party Processing)
- Program Licensing

Future Opportunities

- New Loan Options – LOC Revenue Share
- Loan Participation Fees (other FIs)
- Loan Underwriting for 3rd Parties
- Direct Payment Processing
- Insurance Products
- Direct Vaulting and Courier Services

Growth & Expansion

Established National Footprint on which to scale



Federal reserve accounts
$6M
$26.1M
$30.5M
$1M
<$1M
$20.5M
$4.1M
<$1M
$46.8M
$9M
$35.2M
<$4.1M
<$14.3M
$6.4M
$18.6M
$183.7M
<$1M
<$1M
$3,670M
$97.7M
$9.8M
$1M
$1M
<$1M
$16.6M
$446.4M
$417M
<$1M
$1M
$338M
$1.1M
$49.1M
$31.1M
$1.4M
<$1M
<$1M
$3.2M
$24.1M
$23.4M
$4.7M
<$1M

Competitive Advantages

The first Nasdaq listed company with compliant cannabis banking and financial technology infrastructure

- **Consistent performance**: in 10th year of successfully providing access to financial services consistently to the cannabis industry
- **Lending & depository service access**: depository relationships support "Know Your Customer" for better loan underwriting
- **Low cost-of-funds advantage**: based on onboarded deposits
- **Cannabis expertise**: 55+ years combined management industry experience
- **Brand recognition**: established, reliable, well-performing brand
- **Scalable fintech & compliance software**: automated onboarding, compliance & bank interface
- **Barriers to entry**: high-risk markets requiring additional compliance
- **Regulator acceptance**: the compliance program has successfully navigated 16 federal and state regulator exams
- **Multiple growth opportunities**: consolidation of cannabis financial services providers

Growth Strategy



Organic
Increases in existing CRB revenue and expanded use of fee-based services

Bulk acquisition of client relationships
Through M&A and from FIs wanting to exit their service offering in this industry

New commercial lending opportunity
Providing access to capital at normalized commercial banking terms

M&A
Expand deposit base, increase lending capacity, complement technology platform

Current legal markets
Acquisition via increased marketing spend, which has been minimal to date

Legalizing markets
New and existing CRBs as they expand to new jurisdictions

Commercial Lending Opportunity

Positioned to capture significant market share with competitive lending rates

Lending Options
Four Ways to Lend

1. Direct on FI Balance Sheet against SHF core deposit base held with our FI partners
2. SHF Line of Credit issued by FI
3. FI owned credit with fee share to SHF
4. Participation with 3rd Party Partners

The Safe Harbor Financial Competitive Advantages

1. Lower cost of funds allowing for reasonable rates of 10-15%
2. Know Your Customer, the business and cash flow on present accounts
3. Ongoing business monitoring due to depository relationship
4. Conservative lending standards; underwritten like normal commercial lending

In 10th Year of Success

First-to-market advantage, creating a national leadership position

2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023

Test launch
Initial program developed & implemented by CEO

Network exclusion work arounds
Cashless ATM & closed loop

Out-of-state accounts
Established regulatory & fund management between states

Published FIRST cannabis banking book
Stressing compliance

Established subject matter expertise
Trained regulators, banks & officials across the country

SHF Program Licensing
Assisting other FIs

Launched national foundation
Facilitating Federal Reserve Accounts for MSOs

Launched proprietary software
Onboarding & compliance - banking perspective

Launched ACH origination
Cannabis Payment processing program

Created Attorneys General Relationship
Reinforcing law enforcement support

Developed international funds management
Standards Moving $millions from Canada to the US

Established Cannabis lending
Senior secured debt with depository relationships

Decoupled Safe Harbor from Parent
Sundie Seefried (CEO) and team to lead SHF full time

Nasdaq listing
Completed de-SPAC and approved Nasdaq listing, hired National Expansion Team

Acquired Abaca
Secured fintech platform

*Launch of CUSO through Partner Colorado Credit Union and involved SHF's predecessor

Officers – Cannabis Experience Matters



SUNDIE SEEFRIED

Chief Executive Officer

- Cannabis Experience **since 2014**
- Author of **Navigating Safe Harbor: Cannabis Banking in a Time of Uncertainty**
- Former 20 year CEO of PCCU and subsidiary, Safe Harbor Services



DONNIE EMMI

Chief Legal Officer

- Cannabis Experience **since 2009**
- Managing Partner of Hunsaker | Emmi, P.C.
- Counsel at Clark Hill, PLC
- Former Chair of the National Cannabis Industry Association Banking and Financial Services Committee



TYLER BEUERLEIN

Chief Strategic Business Development Officer

- Cannabis Experience **since 2013**
- Former Chief Revenue Officer & Chief Business Development Officer for Hypur Ventures
- Former Chairman of the National Cannabis Industry Association Banking and Financial Services Committee



JIM DENNEDY

Chief Financial Officer

- Cannabis Experience **since 2017**
- Former President, COO, and board member of urban-gro, Inc.
- Former CFO of Interurban Capital Group
- Former President & CEO of Agilysis, Inc.

Directors

RICHARD CARLETON
Independent Director;

CEO, Canadian Securities Exchange

FRED NIEHAUS
Independent Director;

Managing Partner, Interactive Global Solutions

JONATHAN SUMMERS
Independent Director;

Chairman, Billion Pairs Genetic Corp. and EXMceuticals

DOUGLAS FAGAN
CEO, Partner Colorado Credit Union

KARL RACINE
Independent Director;

Former Washington D.C. Attorney General

JENNIFER MEYERS
CFO, Partner Colorado Credit Union

SUNDIE SEEFRIED
CEO, SHF Holdings, Inc.





THANK YOU

December 2024 Investor Presentation
NASDAQ:SHFS

SAFE HARBOR FINANCIAL



Appendix

December 2024 Investor Presentation
NASDAQ:SHFS

Reconciliation of Revenue on slide 9 to as reported revenue

Revenue	3Q23	4Q23	1Q24	2Q24	3Q24
Depository Fees	$ 2,233,203	$ 1,578,501	$ 1,620,994	$ 1,681,596	$ 1,646,888
Investment Income	$ 1,186,246	$ 1,820,896	$ 773,819	$ 500,617	$ 475,011
Interest Income	$ 906,213	$ 995,097	$ 1,636,756	$ 1,836,092	$ 1,341,501
Program Income	$ 7,312	$ 82,548	$ 19,230	$ 19,230	$ 19,230
Total Reported Revenue	$ 4,332,974	$ 4,477,042	$ 4,050,799	$ 4,037,535	$ 3,482,630
Total Core Revenue	$ 4,325,662	$ 4,394,494	$ 4,031,569	$ 4,018,305	$ 3,463,400

1. A strategic shift in the fourth quarter of 2023 led us to apply earned interest to the aggregate daily average balance of SHF customer deposits, with certain exclusions. This method, applied retroactively from the beginning of 2023, resulted in incremental revenue of $549,000 recognized in the fourth quarter 2023.

All values reflected in USD

Reconciliation of Expense Management on slide 10 to as reported Operating expenses

Particulars	3Q23	4Q23	1Q24	2Q24	3Q24
Cash expense	$3,291,292	$3,179,139	$2,986,812	$3,087,693	$2,749,743
Impairment expense	-	$2,019,000	-	-	-
Loan loss provision	($200,932)	($86,757)	($68,787)	($97,248)	$7,449
Stock based compensation	$422,294	$787,820	$612,124	$552,137	$387,662
Depreciation and Amortisation	$288,871	$287,172	$195,709	$194,790	$160,857
Total operating expenses	**$3,801,525**	**$6,186,374**	**$3,725,858**	**$3,737,372**	**$3,305,721**

All values reflected in USD

Reconciliation of Adjusted EBITDA on slide 11 to as reported Net Income

Particulars	3Q23	4Q23	1Q24	2Q24	3Q24
Adjusted EBITDA	$1,053,113	$1,312,996	$1,087,360	$973,642	$764,285
Provision for credit losses	$200,932	$86,757	$68,787	$97,248	($7,449)
Change in the fair value of warrants and forward purchase derivatives	($860,735)	($1,436,122)	$1,255,487	$1,086,286	$414,272
Deferred loan origination fees and costs	($11,431)	($15,093)	($23,373)	($23,800)	($31,408)
Change in the fair value of deferred consideration	-	$4,570,157	$184,535	$211,535	($68,811)
Stock based compensation	($422,294)	($787,820)	($612,124)	($552,137)	($387,662)
Goodwill and long-lived intangible assets impairment	-	($2,019,000)	-	-	-
Interest expense	($356,840)	$431,313	($154,172)	($168,830)	($161,716)
Depreciation and amortization expense	($288,871)	($287,172)	($195,709)	($194,790)	($160,857)
Income tax	($61,941)	$630,218	$438,885	($487,627)	($6,837)
Net Income/ (loss)	($748,067)	$2,486,234	$2,049,676	$941,527	$353,817